Interest Expenses, Net	12 Months Ended
Dec. 31, 2023
Interest Expenses, Net [Abstract]
INTEREST EXPENSES, NET

NOTE 16 – INTEREST EXPENSES, NET

Interest expenses as of December 31, 2023, 2022 and 2021 consisted of the following:

	2023	2022	2021
Interest expense	$490,780	$499,746	$451,689
Interest income	(88,109)	(26,658)	(34,041)
Total interest expense, net	$402,671	$473,088	$417,648